Other non-current assets	12 Months Ended
Dec. 31, 2025
Miscellaneous non-current assets [abstract]
Other non-current assets

23. Other non-current assets

	2025 £m	2024 £m
Amounts receivable under insurance contracts	953	957
Pension schemes in surplus (Note 30)	1,115	898
Other receivables	80	87
	2,148	1,942
Amounts receivable under insurance contracts are held at cash surrender value with movements through profit or loss.
Within the other receivables of £80 million (2024: £87 million), £16 million (2024: £36 million) is classified as financial assets of which £14 million (2024: £31 million) is classified as fair value through profit or loss. On the remaining balance of £2 million
(2024: £5 million), the expected credit loss allowance was immaterial at 31 December 2025 and 2024.
Other receivables include £10 million relating to nature-based carbon credits projects (2024: £7 million).